UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 24, 2012

VR HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

333-166884 (Commission File Number)	52-2130901 (IRS Employer Identification No.)
1615 Chester Road, Chester, Maryland (principal executive offices)	21619 (Zip Code)

(443) 519-0129
(Registrant’s telephone number, including area code)

_____________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01

Entry into a Material Definitive Agreement.

On September 24, 2012, VR Holdings, Inc., a Delaware corporation (the “Registrant” or “VR Holdings”) executed that certain Separation Agreement with Litigation Dynamics, Inc., a Texas corporation (“LDI”), J. Michael Moore (“Moore”), Zane Russell (“Russell”), CapNet Securities Corporation, a Texas corporation (“CapNet”), John E. Baker (“Baker”), Deohge Corp., a Maryland corporation (“Deohge”), Pamela Lapides (“Lapides”), The Cancer Foundation, Inc., a Maryland corporation (“The Cancer Foundation”), John Foster Woods, (“Woods”), and Barry L. Dahne (“Dahne”), each of whom is sometimes referred to herein individually as a “Party,” and collectively as the “Parties.”  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Paragraph 1, below.  Pursuant to the Separation Agreement, the Parties agreed as follows:

WHEREAS, LDI is a wholly-owned subsidiary of VR Holdings; and

WHEREAS, LDI merged (the “Merger”) with and into VRH Merger Sub, Inc., a Texas corporation, a wholly-owned subsidiary of VR Holdings, pursuant to a Plan and Agreement of Triangular Merger dated November 21, 2011 (the “Plan of Merger”); and

WHEREAS, the Merger closed on January 20, 2012; and

WHEREAS, as a result of the Merger, VRH Merger Sub, Inc. changed its corporate name to “Litigation Dynamics, Inc.”; and

WHEREAS, on October 24, 2011, VR Holdings and CapNet executed a Letter Agreement (the “CapNet Financing Agreement”), whereby CapNet was to attempt to raise the necessary financing for the legal and accounting advisory fees for the completion of the Merger and the subsequent reporting requirements for VR Holdings as required by the Securities Exchange Act of 1934, as amended (“Exchange Act”), as well as the funding of VR Holdings’ litigation expenses and ongoing expenses, as needed; and

WHEREAS, as a result of the Merger, Moore and Russell were both elected as directors of VR Holdings; and

WHEREAS, as a result of the Merger, Baker was elected as a director of LDI; and

WHEREAS, the Board of Directors of VR Holdings has determined that it would be appropriate and in the best interests of VR Holdings and its stockholders for VR Holdings to separate the LDI Business from the VR Holdings Business (the “Sepration”); and

WHEREAS, in furtherance thereof, the Board of Directors of VR Holdings has determined that, following the Separation, it would be appropriate and in the best interests of VR Holdings and its stockholders for VR Holdings to distribute (the “Distribution”) on the basis identifed in the Sepration Agreement to the holders of outstanding shares of common stock of VR Holdings, $0.000001 par value per share (the “VR Holdings Common Stock”) all of the outstanding shares of common stock, par value $0.01 per share, of LDI (the “LDI Common Stock”) owned by VR Holdings as of the Distribution Date immediately before the Distribution Time; and

WHEREAS, for U.S. federal income tax purposes, (i) certain transactions to be effected in connection with the Separation are intended to qualify as reorganizations under Sections 355 and/or 368 or as complete liquidations under Section 332(a) of the U.S. Internal Revenue Code of 1986 (the “Code”) and (ii) the Distribution is intended to qualify as a transaction under Section 355 of the Code; and

WHEREAS, the Parties intend in the Sepration Agreement, including the Attachments, Schedules, and Exhibits thereto, to set forth the principal arrangements between them regarding the Separation and the Distribution;

NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the Parties agreed as follows:

1.

Definitions.  As used in the Sepration Agreement, the following terms shall have the meanings:

“Action” means any demand, claim, action, suit, countersuit, arbitration, litigation, inquiry, proceeding or investigation by or before any Governmental Authority or any arbitration or mediation tribunal or authority.

“Affiliate” means, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the specified Person.  For this purpose “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through ownership of voting securities, by contract or otherwise.

“Ancillary Agreements” has the meaning set forth in Paragraph 2(e) of the Separation Agreement.

“Asset” means all rights, properties or assets, whether real, personal or mixed, tangible or intangible, of any kind, nature and description, whether accrued, contingent or otherwise, and wheresoever situated and whether or not carried or reflected, or required to be carried or reflected, on the books of any Person.

“Distribution” has the meaning set forth in the recitals to the Sepration Agreement.

“Distribution Agent” means Island Stock Transfer.

“Distribution Date” means the date on which the Distribution occurs, such date to be determined by, or under the authority of, the Board of Directors of VR Holdings in its sole and absolute discretion.

“Distribution Multiple” means 100 for one, the number determined by the VR Holdings Board of Directors in its sole discretion at the time of its approval of the Distribution as the number of shares of the LDI Common Stock to be distributed in respect of each share of the VR Holdings Common Stock, which number will be multiplied by the number of shares of the VR Holdings Common Stock outstanding on the Record Date to determine the number of shares of the LDI Common Stock to be issued and outstanding immediately before the Distribution Time.

“Distribution Time” means the time at which the Distribution is effective on the Distribution Date.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Governmental Authority” shall mean any U.S. federal, state, local or non-U.S. court, government, department, commission, board, bureau, agency, official or other regulatory, administrative or governmental authority.

“Indebtedness” of any specified Person means (a) all obligations of such specified Person for borrowed money or arising out of any extension of credit to or for the account of such specified Person (including reimbursement or payment obligations with respect to surety bonds, letters of credit, bankers’ acceptances and similar instruments), (b) all obligations of such specified Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such specified Person upon which interest charges are customarily paid, (d) all obligations of such specified Person under conditional sale or other title retention agreements relating to Assets purchased by such specified Person, (e) all obligations of such specified Person issued or assumed as the deferred purchase price of property or services, (f) all liabilities secured by (or for which any Person to which any such liability is owed has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge or other encumbrance on property owned or acquired by such specified Person (or upon any revenues, income or profits of such specified Person therefrom), whether or not the obligations secured thereby have been assumed by the specified Person or otherwise become liabilities of the specified Person, (g) all capital lease obligations of such specified Person, (h) all securities or other similar instruments convertible or exchangeable into any of the foregoing, but excluding daily cash overdrafts associated with routine cash operations, and (i) any liability of others of a type described in any of the preceding clauses (a) through (g) in respect of which the specified Person has incurred, assumed or acquired a liability by means of a guaranty.

“Information Statement” means the information statement and any related documentation prpeared pursuant to Schedule 14C of the Exchange Act to be provided to the holders of the shares of the VR Holdings Common Stock in connection with the Distribution, including any amendments or supplements thereto.

“Law” means any law, statute, ordinance, code, rule, regulation, order, writ, proclamation, judgment, injunction or decree of any Governmental Authority.

“LDI Business” means the business and operations conducted by LDI as of the Distribution Date, as such business and operations are described in the Information Statement.

“LDI Common Stock” has the meaning set forth in the recitals to the Sepration Agreement.

“LDI Parties” means LDI, Moore, Russell, and CapNet.

“Liabilities” shall mean any and all Indebtedness, liabilities and obligations, whether accrued, fixed or contingent, mature or inchoate, known or unknown, reflected on a balance sheet or otherwise, including those arising under any Law, Action, or any judgment of any court of any kind or any award of any arbitrator of any kind, and those arising under any contract.

“Party” has the meaning set forth in the preamble to the Sepration Agreement.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, a union, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

“Record Date” means the close of business on the date to be determined by the Board of Directors of VR Holdings as the record date for determining stockholders of VR Holdings entitled to receive shares of the LDI Common Stock on the Distribution Date pursuant to Paragraph 3(a) of the Sepration Agreement.

“Registration Statement” means the registration statement of LDI on Form S-1 promulgated by the SEC with respect to the registration under the Securities Act of the shares of the LDI Common Stock to de distributed hereunder, including any amendments or supplements thereto.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Separation” means:

(a)

The assumption by LDI of any LDI Liabilities that were incurred by, or as to which there exists any obligation of VR Holdings; and

(b)

The assumption by VR Holdings of any VR Holdings Liabilities that were incurred by, or as to which there exists any obligation of LDI.

(c)

The issuance by LDI to VR Holdings of a number of shares of the LDI Common Stock such that the number of shares of the LDI Common Stock issued and outstanding immediately before the Distribution Time will equal the product of (i) the Distribution Multiple, and (ii) the number of shares of the VR Holdings Common Stock outstanding as of the Record Date, which shares of the LDI Common Stock owned by VR Holdings will constitute all of the issued and outstanding shares of the LDI Common Stock.

The transactions contemplated by the Separation will be accomplished in part as provided herein.

“VR Holdings Business” means any business of VR Holdings other than the LDI Business.

“VR Holdings Common Stock” has the meaning set forth in the recitals to the Sepration Agreement.

“VR Holdings Liabilities” means all Liabilities of VR Holdings, whether arising prior to, on or after the Distribution Date, other than the LDI Liabilities.  For the avoidance of doubt, the designation in the Sepration Agreement of Liabilities as LDI Liabilities or VR Holdings Liabilities is only for purposes of allocating responsibility for such Liabilities as between the Parties and shall not affect any obligations to, or give rise to any rights of, any third Parties.

“VR Holdings Parties” means VR Holdings, Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne.

2.

The Separation.

(a)

Subject to the satisfaction or waiver in accordance with the provisions of Paragraph 3(c) of the Separation Agreement, each of VR Holdings and LDI will use commercially reasonable efforts to take, or cause to be taken, any actions, including the assumption of Liabilities, necessary to effect the Separation on or prior to the Distribution Date.  As of and after the Distribution Time, LDI shall, as between VR Holdings, assume and be responsible for all LDI Liabilities, regardless of when or where such LDI Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the date hereof, regardless of where or against whom such LDI Liabilities are asserted or determined or whether asserted or determined prior to, at or after the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of statute or Law, fraud or misrepresentation, breach of contract or other theory, by any member of VR Holdings or LDI or any of their respective directors, officers, employees, agents, or Affiliates.  As of and after the Distribution Time, VR Holdings shall, as between VR Holdings and LDI, assume and be responsible for all VR Holdings Liabilities, regardless of when or where such VR Holdings Liabilities arose or arise, or whether the facts on which they are based occurred prior to or subsequent to the date hereof, regardless of where or against whom such VR Holdings Liabilities are asserted or determined or whether asserted or determined prior to, at or after the date hereof, and regardless of whether arising from or alleged to arise from negligence, recklessness, violation of statute or Law, fraud or misrepresentation, breach of contract or other theory, by any member of VR Holdings or LDI or any of their respective directors, officers, employees, agents, or Affiliates.  Assumption Agreements for each of VR Holdings and LDI are described in Attachment 2(a)(i) and Attachment 2(a)(ii) to the Separation Agreement.

(b)

Charter and Bylaws.  Effective as of the Distribution Time, the Restated Certificate of Incorporation and the Amended and Restated Bylaws of LDI shall be substantially in the forms of Schedule 2(b)(i) and Schedule 2(b)(ii) of the Separation Agreement, respectively, with such changes therein as may be agreed to in writing by VR Holdings.

(c)

Instruments of Assumption.  VR Holdings and LDI agree that to the extent necessary, the assumption of the Liabilities contemplated pursuant to the Separation Agreement shall be effected by delivery by the transferee to the transferor of such good and sufficient instruments of assumption, in form and substance reasonably satisfactory to VR Holdings and LDI, as shall be necessary for the assumption by the transferee of such Liabilities.  Each Party also agrees to deliver to the other Party such other documents, instruments and writings as may be reasonably requested by the other Party in connection with the transactions contemplated thereby.

(d)

No Representations or Warranties.  Except as expressly set forth in the Separation Agreement or in an Ancillary Agreement, LDI and VR Holdings understand and agree that no member of the VR Holdings Parties is making any representation or warranty of any kind whatsoever, express or implied, to LDI or any member of the LDI Parties in any way as to the LDI Business, or the LDI Liabilities; and, no member of the LDI Parties is making any representation or warranty of any kind whatsoever, express or implied, to VR Holdings or any member of the VR Holdings Parties in any way as to the VR Holdings Business, or the VR Holdings Liabilities.  WITHOUT LIMITING THE GENERALITY OF THE FOREGOING (x) THE TRANSFERS, LICENSES AND ASSUMPTIONS REFERRED TO IN THIS PARAGRAPH (INCLUDING PRIOR TRANSFERS) HAVE BEEN, OR WILL BE, MADE WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY NATURE, EXPRESS OR IMPLIED, AT COMMON LAW, BY STATUTE OR OTHERWISE, RELATING TO (A) THE VALUE OR FREEDOM FROM ENCUMBRANCE OF, ANY ASSETS, (B) THE CONDITION OR SUFFICIENCY OF ANY ASSETS (INCLUDING ANY IMPLIED OR EXPRESS WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, MARKETABILITY, TITLE, VALUE, FREEDOM FROM ENCUMBRANCE OR OF CONFORMITY TO MODELS OR SAMPLES OF MATERIALS, OR THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS IN OR ON, OR DISPOSED OR DISCHARGED FROM, SUCH ASSETS), (C) THE NON-INFRINGEMENT OF ANY PATENT OR OTHER INTELLECTUAL PROPERTY RIGHT OF ANY THIRD PARTY, (D) ANY OTHER MATTER CONCERNING ANY ASSETS, OR (E) AS TO THE LEGAL SUFFICIENCY TO CONVEY TITLE TO ANY ASSETS, and (y) the instruments of transfer or assumption referred to in this paragraph shall not include any representations and warranties other than as specifically provided herein.  To the extent that the instruments of assumption with respect to any Prior Transfers are inconsistent with this paragraph, LDI and VR Holdings agree that the inconsistent provisions of such instruments are hereby amended and superseded by the provisions of this paragraph.

(e)

Ancillary Agreements.  Prior to the Distribution Time, VR Holdings and LDI shall execute and deliver or cause to be delivered the agreements designated as follows:

(i)

The Assumption Agreement for LDI;

(ii)

The Assumption Agreement for VR Holdings;

(iii)

The Distribution Agreement;

(iv)

The Assumption and Novation Agreement;

(v)

The ILS Resale Agreement;

(vi)

The Resignation of J. Michael Moore;

(vii)

The Resignation of Zane Russell:

(viii)

The Resignation John E. Baker; and

(ix)

Such other written agreements, documents or instruments as the Parties may agree are necessary or desirable and which specifically state that they are Ancillary Agreements within the meaning of the Separation Agreement (collectively, the “Ancillary Agreements”).

(f)

Transfers Not Effected Prior to the Distribution Time.  To the extent that any transfers contemplated by the Separation Agreement shall not have been consummated as of the Distribution Time, the Parties shall cooperate to affect such transfers as promptly following the Distribution Time as shall be practicable.  Nothing herein shall be deemed to require the assumption of any Liabilities that by their terms or operation of Law cannot be assumed; provided, that LDI and VR Holdings shall cooperate and use their respective commercially reasonable efforts to obtain any necessary consents or approvals for the assumption of all Liabilities contemplated to be assumed pursuant to the Separation Agreement.  In the event that any such assumption of Liabilities has not been consummated effective as of the Distribution Time (or such earlier time as any such Liability may have been assumed), the Party retaining such Liability shall retain such Liability for the account of the Party by whom such Liability is to be assumed pursuant hereto, and take such other action as may be reasonably requested by the Party by whom such Liability is to be assumed, in order to place such Party, insofar as reasonably possible, in the same position as would have existed had such Liability been assumed as contemplated hereby.  As and when any such Liability can be assumed, such assumption shall be effected forthwith, without the payment of any further consideration therefor.  Subject to the foregoing, the Parties agree that, as of the Distribution Time (or such earlier time as any such Liability may been assumed), each Party shall be deemed to assumed in accordance with the terms of the Separation Agreement all of the Liabilities, and all duties, obligations and responsibilities incident thereto, which such Party is entitled to acquire or required to assume pursuant to the terms of the Separation Agreement.

3.

The Distribution.

(a)

Delivery to Distribution Agent.  Subject to Paragraph 3(c) of the Separation Agreement, on or prior to the Distribution Date, VR Holdings will authorize Island Stock Transfer, as distribution agent (the “Distribution Agent”), for the benefit of holders of record of the VR Holdings Common Stock at the close of business on the Record Date (the “Record Holders”) to effect the book-entry transfer of all outstanding shares of the LDI Common Stock and will order the Distribution Agent to effect the Distribution at the Distribution Time in the manner set forth in Paragraph 3(b) of the Separation Agreement.

(b)

Mechanics of the Distribution.

(i)

On the Distribution Date, VR Holdings will direct the Distribution Agent to distribute, effective as of the Distribution Time, to each Record Holder a number of shares of the LDI Common Stock equal to the number of shares of the VR Holdings Common Stock held by such Record Holder multiplied by the Distribution Multiple, except that the Distribution Agent will not issue any fractional shares of the LDI Common Stock and will distribute cash in lieu of fractional shares as provided in Paragraph 3(b)(ii) of the Separation Agreement.  All such shares of the LDI Common Stock to be so distributed shall be distributed as uncertificated shares registered in book-entry form through the direct registration system.  No certificates therefor shall be distributed.  VR Holdings shall cause the Distribution Agent to deliver an account statement to each holder of the LDI Common Stock reflecting such holder’s ownership thereof.  All of the shares of the LDI Common Stock distributed in the Distribution will be validly issued, fully paid and non-assessable.

(ii)

VR Holdings will direct the Distribution Agent to determine, as soon as is practicable after the Distribution Date, the number of fractional shares, if any, of the LDI Common Stock allocable to each Record Holder entitled to receive the LDI Common Stock in the Distribution and to promptly aggregate all the fractional shares and sell the whole shares obtained thereby, in open market transactions or otherwise, at then-prevailing trading prices, and to cause to be distributed to each Record Holder, in lieu of any fractional share, each Record Holder’s ratable share of the proceeds of the sale, after making appropriate deductions of the amounts required to be withheld for federal income tax purposes and after deducting an amount equal to all brokerage charges, commissions and transfer taxes attributed to the sale.

(iii)

Any of shares of the LDI Common Stock or cash in lieu of fractional shares with respect to the shares of the LDI Common Stock that remains unclaimed by any Record Holder on the first anniversary of the Distribution Date will be delivered to LDI.  LDI will hold the shares of the LDI Common Stock or cash for the account of the Record Holder and any Record Holder will look only to LDI for the shares of the LDI Common Stock or cash, if any, in lieu of fractional shares, subject in each case to applicable escheat or other abandoned property Laws.

(iv)

LDI shall mail or cause to be mailed to the Record Holders, on or prior to the Distribution Date, the Information Statement.

(c)

Conditions Precedent to Consummation of the Separation and the Distribution.  Neither the Separation, the Distribution nor the related transactions set forth in the Separation Agreement will become effective unless the following conditions have been satisfied or waived by VR Holdings, in its sole and absolute discretion, at or before the Distribution Time:

(i)

The Separation and the Distribution will not violate or result in a breach of any Law or any material agreement;

(ii)

The Registration Statement will have become effective, and no stop order suspending the effectiveness of the Registration Statement shall be in effect or, to the knowledge of either VR Holdings or LDI, threatened by the SEC;

(iii)

The actions and filings necessary or appropriate under applicable federal or state securities Laws and state blue sky Laws in connection with the Distribution will have been taken;

(iv)

The Ancillary Agreements will have been executed and delivered by each of the Parties thereto and no Party to any of the Ancillary Agreements will be in material breach of any Ancillary Agreement;

(v)

All Consents required to be received or made before the Distribution may take place will have been received or made and be in full force and effect, and the Separation Agreement and the Ancillary Agreements will not have been terminated and will not violate, conflict with or result in a breach (with or without the passage of time) of any Law or any material agreements of VR Holdings;

(vi)

No preliminary or permanent injunction or other order, decree, or ruling issued by a Governmental Authority, and no statute (as interpreted through orders or rules of any Governmental Authority duly authorized to effectuate the statute), rule, regulation or executive order promulgated or enacted by any Governmental Authority will be in effect preventing, or materially limiting the benefits of, the Separation or the Distribution;

(vii)

VR Holdings will have received an opinion from the counsel for LDI, dated the Distribution Date, in form and substance acceptable to VR Holdings substantially to the effect that, for U.S. federal income tax purposes, (A) certain transactions to be effected in connection with the Separation qualify as reorganizations under Sections 355 and/or 368 of the Code or as complete liquidations under Section 332(a) of the Code, and (ii) the Distribution and such transactions will qualify for tax-free treatment to VR Holdings and to LDI, to the extent permissible; and

(viii)

Each of the conditions set forth in Paragraph 3(c) of the Separation Agreement is for the benefit of VR Holdings, and VR Holdings may, in its sole and absolute discretion, determine whether to waive any condition, in whole or in part.  Any determination made by VR Holdings concerning the satisfaction or waiver of any or all of the conditions in Paragraph 3(c) of the Separation Agreement will be conclusive and binding on the Parties.

4.

Consideration.  As consideration for the Separation, the Parties agree as follows:

(a)

VR Holdings Inc. will receive $30,000.00 from LDI, to be paid as follows: $20,000.00 upon the execution of the Separation Agreement and the confirmation of the notification described in Paragraph 4(b) of the Separation Agreement, below, and $10,000.00 no later than October 6, 2012.  The payments due to VR Holdings by LDI hereunder shall be sent by wire transfer in immediately available funds to the bank account of VR Holdings.

(b)

Upon the execution of the Separation Agreement, VR Holdings will notify the Distribution Agent to issue 10,250,000 shares of the VR Holdings Common Stock, as follows:

>

Name	Number of Shares
P.J. Burns	636,678
Braden Interests	750,000
Michael Jud	750,000
Charles Jud	650,000
Robert Embry	1,250,000
Paul Slater	175,000
Bruce Hanshaw	250,000
Michael Burke	250,000
John Kenner	400,000
Micro Capital Venture Partners, LLC	1,500,000
Tanglewood Family Limited Partnership	200,000
Kim Webb	100,000
Ed Poe	100,000
Mark Kelly	500,000
Bill Durbin	200,000
Elizabeth Arney	200,000
Aidan Arney	100,000
Tim Weithman	100,000
Jeff Chernick	200,000
R. Gentry Mathews	20,000
Natalie Heaggans Andrews	40,000
Richard Lockridge	40,000
Tysha Dill	20,000
Joyce Gorham – Worsley	20,000
John W and Karen Felchak JTWROS	25,000
Pine Springs Capital, LLC	1,773,322
Total	10,250,000

Each recipient of the shares of the VR Holdings Common Stock described in this Paragraph shall execute the Distribution Agreement described in Attachment 4(b) to the Separation Agreement.

(c)

LDI will arrange and pay for all filings to be made by LDI with the SEC in connection with the Separation and Distribution, including, but not limited to the preparation and filing of the Registration Statement and any subsequent filings with the SEC pursuant to the Securities Act and the Exchange Act and any filings with various state securities commissions or agencies, the CUSIP Bureau, and the Financial Industry Regulatory Authority (“FINRA”), as well as costs of the auditors for LDI.  Likewise, LDI shall pay all costs associated with the tax opinion described in Paragraph 4(c)(vii) of the Separation Agreement, as well as the notices to the Record Holders, including but not limited to the mailing of the Information Statement, and any fees charged by the Distribution Agent with respect to the issuance of shares of the VR Holdings Common Stock and the shares of the LDI Common Stock as may be required or contemplated hereunder.

(d)

VR Holdings will arrange and pay for the preparation of the Separation Agreement and the Information Statement and appropriate Form 8-K notices under the Exchange Act, as well as the required notice to FINRA with respect to the Separation and Distribution.  Otherwise, VR Holdings will have no obligation to pay any other costs under the Separation Agreement, the Separation, or the Distribution.

(e)

Notwithstanding anything herein contained to the contrary, upon the execution of the Separation Agreement, LDI will assume the VR Holdings $50,000.00 note payable to Structured Financial Service, LLC, a Michigan limited liability company, pursuant to the Assumption and Novation Agreement described in Attachment 4(e) to the Separation Agreement.

(f)

Upon the Distribution, the shares of the the LDI Common Stock which would otherwise be issuable to Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne, if the Distribution of the shares of the the LDI Common Stock were proportional to the shares of the VR Holdings Common Stock held by such stockholders, shall be reduced by 50 percent, in consideration for the issuance if the 10,250,000 shares of the VR Holdings Common Stock to be issued as described in Paragraph 4(b) of the Separation Agreement, above, in lieu of the 20,500,000 shares of the VR Holdings Common Stock which were to be issued pursuant to the Plan of Merger and the CapNet Financing Agreement.

Upon the Distribution, the shares of the LDI Common Stock described in Paragraph 4(f) of the Separation Agreement shall be issued as follows:

Name	Shares of VR Holdings Owned	Percent Given Up	Adjusted Shares	Exchange Ratio	Shares of LDI to Be Owned
Deohge Corp.	314,681,091	50	157,340,546	100 for One	1,573,405
John E. Baker	35,000,000	50	17,500,000	100 for One	175,000
Cancer Foundation	26,262,643	50	13,131,322	100 for One	131,313
Pamela Lapides	4,606,609	50	2,303,305	100 for One	23,033
John F. Woods	25,000,000	50	12,500,000	100 for One	125,000
Barry L. Dahne	17,000,000	50	8,500,000	100 for One	85,000
Total	422,550,343	50	211,275,172	100 for One	2,112,752

Total shares issued (1)	451,058,343	100 for One	4,510,583

Percentage owned by control group	93.68		46.84

(1)

Shares of VR Holdings issued and outstanding (440,808,343) plus 10,250,000.

(g)

LDI will provide its services (Data Discovery, E-Discovery, Client review, and Cloud based Attorney Review) that relate to the processing of data and hosting for the review and analysis by VR Holdings as it relates to its current legal suit against its former lenders.  LDI will provide this service at no charge to VR Holdings for a period of two years starting with the date of the Separation Agreement.  After that period of time, LDI will charge VR Holding for this service at LDI’s normal rates charged to LDI’s customers at that time.  It is further agreed that if VR Holdings uses this service after the end of the two year period noted above, VR Holdings may pay for this service using the shares of the LDI Common Stock issued to Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne, as described herein.  Such shares of the LDI Common Stock will have the agreed value for purposes of this payment of $0.10 per share.

(h)

LDI will record on its books and records $100,000 revenue for the period January 20, 2012, through September 30, 2012.  This revenue will be consolidated with VR Holdings for its fiscal year ending September 30, 2012.

(i)

Upon the execution of the Separation Agreement, LDI has provided to VR Holdings and executed resell agreement for certain e-discover product and processing sales from ILS, as described in Attachment 4(i) to the Separation Agreement.

5.

Modification of the Plan of Merger.  As a result of the Separation Agreement, the 17,500,000 shares of the VR Holdings Common Stock which were to be deliverd to Moore pursuant to the Plan of Merger shall be cancelled.  Instead, VR Holdings shall issue the shares of the VR Holdings Common Stock as described in Paragraph 4(b) of the Separation Agreement, above.

6.

Modification of the CapNet Financing Agreement.  As a result of the Separation Agreement, the 3,000,000 shares of the VR Holdings Common Stock which were to be deliverd to CapNet pursuant to the CapNet Financing Agreement shall be cancelled.  Instead, VR Holdings shall issue the shares of the VR Holdings Common Stock as described in Paragraph 4(b) of the Separation Agreement, above.

7.

Resignation of Moore and Russell as Directors of VR Holdings.  In consideration of the execution of the Separation Agreement, Moore and Russell do hereby resign as directors of VR Holdings.  Copies of such resignations are described in Attachment 7(i) and Attachment 7(ii) of the Separation Agreement, respectively.

8.

Resignation of Baker as a Director of LDI.  In consideration of the execution of the Separation Agreement, Baker does hereby resign as a director of LDI.  A copy of such resignation is described in Attachment 8 of the Separation Agreement.

9.

Release of the VR Holdings Parties.  As a result of the mutual covenants and considerations contained herein, LDI, Moore, Russell, and CapNet (hereinafter collectively sometimes referred to as the “LDI Parties”) individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, without any further action, shall be deemed to have released and forever discharged VR Holdings, Baker, Deohge, Lapides, The Cancer Foundation, Woods, and Dahne (hereinafter sometimes referred to as the “VR Holdings Parties”), individually and each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, they may now own or hereafter acquire against the VR Holdings Parties, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Merger, the Plan of Merger, and the CapNet Financing Agreement, and any other instrument, agreement or transaction, whether written or oral, in connection with the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of the Separation Agreement, save only the executory provisions of the Separation Agreement.

10.

Acknowledgment by the LDI Parties.  The LDI Parties acknowledge and agree that the release and discharge set forth above is a general release.  The LDI Parties further agree that they have executed the Separation Agreement as a complete compromise of matters involving disputed issues of law and fact.  The LDI Parties further acknowledge that the general release set forth hereinabove has been given voluntarily, based solely upon the judgment of the LDI Parties formed after consultation with their attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of the VR Holdings Parties as to the liability, if any, of the VR Holdings Parties, or the value of the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.  Additionally, the LDI Parties expressly state and acknowledge that no promise, agreement, or representation, other than those expressed herein, have been made by the VR Holdings Parties to the LDI Parties or their attorney in order to induce the execution of the Separation Agreement.

11.

Release of the LDI Parties.  The VR Holdings Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, without any further action, shall be deemed to have released and forever discharged the LDI Parties, individually and each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, they may now own or hereafter acquire against the LDI Parties, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit, as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Merger, the Plan of Merger, and the CapNet Financing Agreement, any other instrument, agreement or transaction, whether written or oral, in connection with the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other transaction or occurrence of any nature whatsoever occurring before the execution of the Separation Agreement, save only the executory provisions of the Separation Agreement.

12.

Acknowledgment by the VR Holdings Parties.  The VR Holdings Parties acknowledge and agree that the release and discharge set forth above is a general release.  The VR Holdings Parties further agree that they have executed the Separation Agreement as a complete compromise of matters involving disputed issues of law and fact.  The VR Holdings Parties further acknowledge that the general release set forth hereinabove has been given voluntarily, based solely upon the judgment of the VR Holdings Parties formed after consultation with their attorney, and is not based upon any representations or statements of any kind or nature whatsoever made by or on behalf of the LDI Parties as to the liability, if any, of the LDI Parties, or the value of the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.  Additionally, the VR Holdings Parties expressly state and acknowledge that no promise, agreement, or representation, other than those expressed herein, have been made by the LDI Parties to the VR Holdings Parties or their attorney in order to induce the execution of the Separation Agreement.

13.

Hold Harmless by the LDI Parties.  In further consideration for the Separation Agreement, the LDI Parties agree to indemnify and hold harmless each of the VR Holdings Parties from any and all claims, differences, demands, losses, liabilities, damages, causes of action, defense costs and expenses, and attorneys’ fees, of any nature, type or character whatsoever, including claims for contractual, statutory or equitable subrogation, whether known or unknown, whether for compensatory, punitive, exemplary or any other damages or indemnity of any kind or character in contract or in tort that may accrue of have accrued relating to or otherwise in connection with the Separation or the Distribution asserted by anyone claiming by, through or under the LDI Parties or their personal representatives, successors and assigns, or the Registration Statement.

14.

Hold Harmless by the VR Holdings Parties.  In further consideration for the Separation Agreement, the VR Holdings Parties agree to indemnify and hold harmless each of the LDI Parties from any and all claims, differences, demands, losses, liabilities, damages, causes of action, defense costs and expenses, and attorneys’ fees, of any nature, type or character whatsoever, including claims for contractual, statutory or equitable subrogation, whether known or unknown, whether for compensatory, punitive, exemplary or any other damages or indemnity of any kind or character in contract or in tort that may accrue of have accrued relating to or otherwise in connection with the allegations in the Separation or the Distribution asserted by anyone claiming by, through or under the VR Holdings Parties or their heirs, executors, personal representatives, successors and assigns, or the Information Statement.

15.

Covenant Not to Sue by the LDI Parties.  In consideration of the Separation Agreement and the other consideration recited herein, the LDI Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against any of the VR Holdings Parties to recover damages of any kind or character, either to Person or property, resulting from the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.

16.

Covenant Not to Sue by the VR Holdings Parties.  In consideration of the Separation Agreement and the other consideration recited herein, the VR Holdings Parties, individually and for each of their assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other Person at interest therewith, hereby agree not to sue, make any claims against, nor institute any action or proceeding, nor seek recovery directly or indirectly against any of the LDI Parties to recover damages of any kind or character, either to Person or property, resulting from the Merger, the Plan of Merger, and the CapNet Financing Agreement, or any other matter relating thereto.

A copy of the Separation Agreement is attached to this Form 8-K as an exhibit.

Item 1.02

Termination of a Material Definitive Agreement.

See Item 1.01, above.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 1.01, above.

Item 8.01

Other Events.

On September 25, 2012, the Registrant requested the withdrawal of its Post-Effective Registration Statement on Form S-1 filed on July 30, 2012, Commission File No. 333-166884, (the “Registration Statement”).  The Registrant made the application, inasmuch as it received notice from the Securities and Exchange Commission on August 1, 2012, that the Commission’s preliminary review of our Post-Effective Registration Statement indicates that the Registrant has not provided audited financial statements for the year ended December 31, 2011, for Litigation Dynamics, Inc.

Further, the Registrant intends to spin-off its wholly-owned subsidiary, Litigation Dynamics, Inc., pursuant to a Separation Agreement dated September 24, 2012, which will substantially alter the Registrant’s business going forward.  Consequently, the Registrant will not be able to provide the requested financial statements.

A copy of the letter requesting the withdrawal of the Registration Statement is attached to this Form 8-K as an exhibit.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial Statements of Business Acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell company transaction.  Not applicable.

(d)

Exhibits.

Exhibit No.	Identification of Exhibit
10.1*

Separation Agreement by and between VR Holdings, Inc., Litigation Dynamics, Inc., J. Michael Moore, Zane Russell, CapNet Securities Corporation, John E. Baker, Deohge Corp., Pamela Lapides, The Cancer Foundation, Inc., John Foster Woods, and Barry L. Dahne, dated September 24, 2012.

10.2*	Assumption Agreement for Litigation Dynamics, Inc. by and between VR Holdings, Inc. and Litigation Dynamics, Inc., dated September 24, 2012.
10.3*	Assumption Agreement for VR Holdings, Inc. by and between VR Holdings, Inc. and Litigation Dynamics, Inc., dated September 24, 2012.
10.4*	Form of VR Holdings, Inc. Distribution Agreement.
10.5*	Assumption and Novation Agreement is made by and between VR Holdings, Inc., Litigation Dynamics, Inc., and Structured Financial Service, LLC, dated September 24, 2012.
10.6*	Non-Exclusive Software Reseller Agreement by and between Innovative Litigation Services. LLC and Litigation Dynamics, Inc.
10.7*	VR Holdings, Inc. promissary note payable to the order of Structured Financial Service, LLC in the amount of $50,000, dated May 23, 2012.
99.1*	Letter requesting the withdrawal of the Registration Statement, dated September 24, 2012.

____________

*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 26, 2012.	VR HOLDINGS, INC.

By /s/ John E. Baker
John E. Baker, Chief Executive Officer